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                                                                      EXHIBIT 21

                                               Please note this Exhibit 21 shows
                                                  only the subsidiaries that SEC
                                              rules require us to list. In prior
                                          SEC filings, we had instead elected to
                                                   list all of our subsidiaries.

                       BELLSOUTH ORGANIZATION OF COMPANIES

                             As of December 31, 2003

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
Name of Entity                                                                         Jurisdiction             D/B/A
--------------                                                                         ------------             -----
AB Cellular Holding, LLC...................................................................Delaware
Aeroservicios Los Alpes, C.A..............................................................Venezuela
B.A. Celular Inversora S.A.  .............................................................Argentina
Bautzen Inc................................................................................Colombia
Bell IP Holding L.L.C......................................................................Delaware
BellSouth Accounts Receivable Management, Inc..............................................Delaware
BellSouth Advertising & Publishing Corporation .............................................Georgia
BellSouth Argentina Holdings, LLC...........................................................Georgia
BellSouth Billing, Inc......................................................................Georgia
BellSouth Business Systems, Inc.............................................................Georgia
BellSouth Central America (B.V.I.) Holdings Limited..........................British Virgin Islands
BellSouth Central America Services (B.V.I.) Holdings Limited.................British Virgin Islands
BellSouth Chile Holdings, Inc. .............................................................Georgia
BellSouth Chile Investments, LLC...........................................................Delaware
BellSouth Chile S.A. .........................................................................Chile             BellSouth
BellSouth Chile, Inc........................................................................Georgia
BellSouth Colombia S.A.....................................................................Colombia             BellSouth
BellSouth Communication Systems, LLC .......................................................Georgia
BellSouth Comunicaciones S.A..................................................................Chile             BellSouth
BellSouth Credit and Collections Management, Inc............................................Georgia
BellSouth Ecuador Holdings (BVI) I Limited...................................British Virgin Islands
BellSouth Ecuador Holdings (BVI) II Limited..................................British Virgin Islands
BellSouth Ecuador Holdings Partnership......................................................Ecuador
BellSouth Enterprises, Inc. ................................................................Georgia
BellSouth Entertainment, LLC................................................................Georgia
BellSouth Guatemala Limited..................................................British Virgin Islands
BellSouth Guatemala y Compania, S.C.A.....................................................Guatemala             BellSouth
BellSouth Holdings B.V..............................................................The Netherlands
BellSouth Honduras (B.V.I.) Holdings Limited.................................British Virgin Islands
BellSouth Intellectual Property Corporation................................................Delaware
BellSouth Intellectual Property Group, Inc..................................................Georgia
BellSouth Intellectual Property Management Corporation......................................Georgia
BellSouth Intellectual Property Marketing Corporation.......................................Georgia
BellSouth Interactive Media Services, LLC...................................................Georgia
BellSouth International Holdings, Inc......................................................Delaware
BellSouth International Latin America, Inc.................................................Delaware
BellSouth Inversiones S.A.....................................................................Chile
BellSouth Inversora S.A.  ................................................................Argentina
BellSouth Latin American Holdings V, Ltd.....................................British Virgin Islands
BellSouth Latin American Investments V, Ltd..................................British Virgin Islands
BellSouth Latin Investments, LLC...........................................................Delaware
BellSouth Long Distance, Inc...............................................................Delaware
BellSouth MNS, Inc.........................................................................Delaware
BellSouth Mobile Data, Inc..................................................................Georgia
BellSouth Mobile Systems, Inc..............................................................Delaware
BellSouth Peru BVI Limited...................................................British Virgin Islands
BellSouth Peru S.A.............................................................................Peru             BellSouth
BellSouth Products, Inc.....................................................................Georgia
BellSouth Public Communications, Inc........................................................Georgia
BellSouth Technology Group, Inc.............................................................Georgia
BellSouth Telecommunications, Inc...........................................................Georgia
Billing & Management Systems S.A...............................................................Peru
Binford Investments Ltd......................................................British Virgin Islands
BLS Cingular Holdings, LLC .................................................................Georgia
Capco................................................................................Cayman Islands
CCI Investment Holdings Ltd................................................................Guernsey
Cellcom (Holdings) 2001 Ltd..................................................................Israel
Cellcom Fixed Telecommunications Services ...................................................Israel
CellCom Israel, Ltd..........................................................................Israel             Cellcom
CellCom Real Estate (2001) Ltd...............................................................Israel
Centram Communications L.P...................................................British Virgin Islands
Cingular Wireless, LLC.....................................................................Delaware
Comoviles S.A..............................................................................Colombia
Compania de Radiocomunicaciones Moviles S.A.  ............................................Argentina             Movicom-BellSouth
Compania de Telecomunicaciones Comtal Limitada................................................Chile
Compania de Telefonos del Plata S.A.......................................................Argentina
Comtel Comunicaciones Telefonicas, S.A....................................................Venezuela
Comunicaciones Trunking S.A................................................................Colombia
Corporacion 271191, C.A...................................................................Venezuela
Corporate Media Partners...................................................................Delaware
Inmuebles Aries S.A............................................................................Peru
Intelleprop, Inc...........................................................................Delaware
Intertel S.A..................................................................................Chile
Iray B.V............................................................................The Netherlands
Kobrocom Electronica Ltda..................................................................Colombia
Lenox Park Holdings, L.L.C..................................................................Georgia
New E-mail Communications System Ltd.........................................................Israel
Olympic Ltda...............................................................................Colombia
Otecel S.A..................................................................................Ecuador             BellSouth
Paracomunicar S.A..........................................................................Colombia
Peck Holdings Corp...........................................................British Virgin Islands
Prime Enterprises II, L.P..................................................................Delaware
Promociones 4222, C.A.....................................................................Venezuela
R.A. Celular Inversora S.A................................................................Argentina
RAM Broadcasting Corporation...............................................................New York
Red de Servicios Sured, T.E.L., C.A.......................................................Venezuela
Servicios Telcel C.A......................................................................Venezuela
Sistemas Time Trac, C.A...................................................................Venezuela
Telcel, C.A...............................................................................Venezuela             Telcel-BellSouth
Telecom BBS (B.V.I.) Limited.................................................British Virgin Islands
Telecomunicaciones BBS, C.A...............................................................Venezuela
Tele-Man Netherlands B.V............................................................The Netherlands
Telmell S.A...............................................................................Argentina
Transporte Airejety, C.A..................................................................Venezuela
Wireless Telecommunications Investment Company, LLC........................................Delaware
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